John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 6/30/2024

Fund’s investments
As of 6-30-24 (unaudited)
	Shares	Value
Common stocks 99.5%		$1,512,456,746
(Cost $877,211,144)
Communication services 15.3%		232,603,046
Entertainment 3.1%
Netflix, Inc. (A)	52,511	35,438,624
Spotify Technology SA (A)	37,292	11,701,857
Interactive media and services 12.2%
Alphabet, Inc., Class A	687,887	125,298,617
Meta Platforms, Inc., Class A	86,639	43,685,117
Pinterest, Inc., Class A (A)	373,924	16,478,831
Consumer discretionary 13.3%		202,808,094
Broadline retail 7.6%
Amazon.com, Inc. (A)	601,370	116,214,753
Hotels, restaurants and leisure 3.4%
Booking Holdings, Inc.	5,638	22,334,937
Domino’s Pizza, Inc.	28,195	14,557,924
DraftKings, Inc., Class A (A)	408,126	15,578,169
Household durables 0.9%
Lennar Corp., Class A	87,771	13,154,240
Specialty retail 1.4%
O’Reilly Automotive, Inc. (A)	19,855	20,968,071
Consumer staples 1.0%		14,657,553
Consumer staples distribution and retail 1.0%
U.S. Foods Holding Corp. (A)	276,662	14,657,553
Financials 11.6%		176,048,336
Capital markets 4.3%
Ares Management Corp., Class A	146,417	19,514,458
KKR & Company, Inc.	222,662	23,432,949
S&P Global, Inc.	49,812	22,216,152
Consumer finance 1.4%
American Express Company	91,813	21,259,300
Financial services 5.9%
Corpay, Inc. (A)	49,308	13,136,144
Mastercard, Inc., Class A	91,068	40,175,559
Visa, Inc., Class A	138,354	36,313,774
Health care 7.0%		107,035,367
Health care providers and services 3.5%
Cencora, Inc.	73,064	16,461,319
McKesson Corp.	27,770	16,218,791
UnitedHealth Group, Inc.	40,555	20,653,039
Life sciences tools and services 2.2%
ICON PLC (A)	53,149	16,660,617
Medpace Holdings, Inc. (A)	39,589	16,304,730
Pharmaceuticals 1.3%
Merck & Company, Inc.	167,503	20,736,871
Industrials 1.8%		27,039,649
Ground transportation 1.8%
Uber Technologies, Inc. (A)	372,037	27,039,649
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Information technology 48.4%		$735,116,272
Communications equipment 1.9%
Arista Networks, Inc. (A)	80,970	28,378,366
Electronic equipment, instruments and components 1.0%
Flex, Ltd. (A)	466,170	13,747,353
Jabil, Inc.	13,882	1,510,223
IT services 1.2%
GoDaddy, Inc., Class A (A)	128,206	17,911,660
Semiconductors and semiconductor equipment 16.1%
Broadcom, Inc.	27,770	44,585,568
NVIDIA Corp.	1,205,548	148,933,400
NXP Semiconductors NV	93,810	25,243,333
Qualcomm, Inc.	130,849	26,062,504
Software 16.9%
Intuit, Inc.	37,459	24,618,429
Microsoft Corp.	427,512	191,076,488
PTC, Inc. (A)	78,100	14,188,427
Salesforce, Inc.	103,730	26,668,983
Technology hardware, storage and peripherals 11.3%
Apple, Inc.	817,546	172,191,538
Real estate 1.1%		17,148,429
Specialized REITs 1.1%
Iron Mountain, Inc.	191,346	17,148,429

	Yield (%)	Shares	Value
Short-term investments 0.3%			$4,021,066
(Cost $4,021,066)
Short-term funds 0.3%			4,021,066
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2397(B)	4,021,066	4,021,066

Total investments (Cost $881,232,210) 99.8%	$1,516,477,812
Other assets and liabilities, net 0.2%	2,818,272
Total net assets 100.0%	$1,519,296,084

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 6-30-24.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of June 30, 2024, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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